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                                                                   EXHIBIT 10.67


                            FIRST LEASE AMENDMENT


This First Amendment of Lease dated as of this 12th day of April, 1995 (First Amendment), between Ryan Properties, Inc., a Minnesota Corporation (Landlord) and Ruffalo Cody and Associates, Inc., an Iowa Corporation (Tenant).

WITNESSETH, that:

     WHEREAS, Landlord and Tenant have entered into an Agreement dated September 26, 1994, (Lease), whereby Landlord has leased to Tenant certain Premises located at 421 Fourth Avenue SE, in the City of Cedar Rapids, County of Linn, State of Iowa, consisting of the Premises, as such Premises are defined in the Lease; and

     NOW, THEREFORE, Landlord and Tenant desire and intend hereby to further amend the Lease as specifically hereinafter set forth and provided:

     1. Landlord and Tenant agree to revise the commencement date to be April 24, 1995. The Fixed Term shall be April 24, 1995 to April 30, 2005.

     2. Landlord and Tenant agree to revising the following Basic Rent schedule as previously outlined in Exhibit C of the Lease:

                April 24, 1995 to April 30, 1995      $6,965.29
                May 1, 1995 to April 30, 2000         $29,851.25/month
                May 1, 2000 to April 30, 2005         $32,429.31/month

     3. Landlord and Tenant agree to revise the first sentence Item 1.1, third paragraph to read:

                Landlord further agrees to provide during the first five (5) years of the Fixed Term One Hundred Fifty (150) parking spaces for the benefit of Tenant's employees, customers and visitors.

     EXCEPT, as otherwise specifically set forth herein, the terms and conditions of the September 26, 1994 Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the First Amendment is hereby executed and delivered effective as of the date and year first above written.

LANDLORD:                               TENANT:

RYAN PROPERTIES, INC.                   RUFFALO, CODY AND ASSOCIATES, INC.

BY:  /s/ JEFF SMITH                        BY:/s/ ALBERT P. RUFFALO
     ------------------                      ------------------------
      Jeff Smith                              Albert P. Ruffalo
Its:  Vice President                    Its:  President
     ------------------                      ------------------------

Date:  4/12/95                          Date:  4/11/95
     ------------------                      ------------------------

                                                         AND

                                        BY:  JOSEPH P. CUNNINGHAM
                                             ------------------------
                                             Joseph P. Cunningham
                                        Its: Treasurer
                                             ------------------------

                                        Date:  4/11/95
                                             ------------------------